    As filed with the Securities and Exchange Commission on January 22, 1998
                                                       Registration No. 333-
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         _____________________________

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                         _____________________________

                          AXYS PHARMACEUTICALS, INC.
            (Exact name of registrant as specified in its charter)
                         _____________________________

         DELAWARE                                    22-2969941
 (State of Incorporation)               (I.R.S. Employer Identification No.)

                                180 KIMBALL WAY
                     SOUTH SAN FRANCISCO, CALIFORNIA 94080
                                 (650) 829-1000
         (Address and telephone number of principal executive offices)
                         _____________________________

                         EMPLOYEE STOCK PURCHASE PLAN
                1994 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                         _____________________________
                           (FULL TITLE OF THE PLANS)

                                JOHN P. WALKER
                           CHIEF EXECUTIVE OFFICER
                          AXYS PHARMACEUTICALS, INC.
                                180 KIMBALL WAY
                     SOUTH SAN FRANCISCO, CALIFORNIA 94080
                                 (650) 829-1000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   Copies to:
                            ALAN C. MENDELSON, ESQ.
                               COOLEY GODWARD LLP
                             FIVE PALO ALTO SQUARE
                              3000 EL CAMINO REAL
                          PALO ALTO, CALIFORNIA 94306
                                 (650) 843-5000
                          ____________________________


                        CALCULATION OF REGISTRATION FEE

======================================================================================================================
                                                   PROPOSED MAXIMUM         PROPOSED MAXIMUM
   TITLE OF SECURITIES       AMOUNT TO BE         OFFERING PRICE PER       AGGREGATE OFFERING            AMOUNT OF
    TO BE REGISTERED          REGISTERED              SHARE (1)                 PRICE (1)            REGISTRATION FEE
  Stock Options and
  Common Stock (par           750,000                $8.50 - 9.625             $7,117,500              $2,099.67
  value $.001)
======================================================================================================================

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h). The price per share and aggregate offering price is based upon the average of the high and low prices of Registrant's Common Stock on January 20, 1998, as reported on the Nasdaq National Market.

                               EXPLANATORY NOTE


        This Registration Statement on Form S-8 is being filed for the purpose of registering an additional 400,000 shares of the Company's Common Stock to be issued pursuant to the Company's Employee Stock Purchase Plan, as amended (the "Employee Stock Purchase Plan") and an additional 350,000 shares of the Company's Common Stock to be issued pursuant to the Company's 1994 Non-Employee Directors' Stock Option Plan, as amended (the "Non-Employee Directors' Plan"). The Registration Statements on Form S-8 previously filed with the Commission relating to the Employee Stock Purchase Plan and the Non-Employee Directors' Plan (File Nos. 333-09095 and 33-80852, respectively) are incorporated by reference herein.



                                       2.

                                    EXHIBITS

EXHIBIT
NUMBER
5.1             Opinion of Cooley Godward LLP.

23.1            Consent of Ernst & Young LLP, Independent Auditors.

23.2            Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1.

24              Power of Attorney is contained on the signature page II-1.





                                       3.

                                   SIGNATURES


         THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South San Francisco, State of California, on January 20, 1998.


                                       AXYS PHARMACEUTICALS, INC.




                                       By: /s/ John P. Walker
                                          --------------------------------
                                               John P. Walker
                                               Chief Executive Officer




                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John P. Walker and Frederick J. Ruegsegger, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.





Signature                                       Title                                 Date
/s/ John P. Walker                              Chief Executive                       January 20, 1998
---------------------------------------         Officer and Director
         John P. Walker                         (Principal Executive
                                                Officer)




/s/ Frederick J. Ruegsegger                     Vice President and Chief              January 20, 1998
---------------------------------------         Financial Officer
         Frederick J. Ruegsegger                (Principal Financial and
                                                Accounting Officer)




/s/ Ann M. Arvin                                Director                              January 20, 1998
---------------------------------------
         Ann M. Arvin




/s/ Brook H. Byers                              Director                              January 20, 1998
---------------------------------------
         Brook H. Byers




/s/ Anthony B. Evnin, Ph.D.                     Director                              January 20, 1998
---------------------------------------
         Anthony B. Evnin, Ph.D.



/s/ Donald Kennedy, Ph.D.                       Director                              January 20, 1998
---------------------------------------
         Donald Kennedy, Ph.D.




/s/ Vaughn M. Kailian                           Director                              January 20, 1998
---------------------------------------
         Vaughn M. Kailian




/s/ Kevin J. Kinsella                           Director                              January 20, 1998
---------------------------------------
         Kevin J. Kinsella




/s/ Irwin Lerner                                Director                              January 20, 1998
---------------------------------------
         Irwin Lerner




/s/ J. Leighton Read                            Director                              January 20, 1998
---------------------------------------
          J. Leighton Read

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                            DESCRIPTION
-------    ---------------------------------------------------------------------
 5.1       Opinion of Cooley Godward LLP.

23.1       Consent of Ernst & Young LLP, Independent Auditors.

23.2       Consent of Cooley Godward LLP.  Reference is made to Exhibit 5.1.

24.1       Power of Attorney. Reference is made to the Signature Page.